UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2004
                                                           ------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-31565                   06-1377322
------------------------------   ----------------------   ----------------------
 (State or other jurisdiction    Commission File Number       (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  On July 1, 2004, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.25 per share, payable on August 17, 2004 to shareholders of record at the close of business on August 5, 2004. The announcement was included in a news release issued by the Company and is incorporated into this Item 5 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit
                  99.1 regarding the announcement of the dividend declaration, not with respect to any information furnished under Item 12 of this Form 8-K.)

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are required.

                  (b)    No pro forma financial information is required.

                  (c) Attached as Exhibit 99.1 is a news release issued by New York Community Bancorp, Inc. (the "Company") on July 1, 2004. The news release included the Company's announcement that its Board of Directors declared a quarterly cash dividend of $0.25.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  On July 1, 2004, the Company issued a news release, attached as Exhibit 99.1.

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a
                  -------------------------------------------------------------
                  Provision of the Code of Ethics
                  -------------------------------

                  Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  --------------------------------------------------------------
                  Benefit Plans
                  -------------

                  Not applicable.


Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  On July 1, 2004, the Company issued a news release indicating that it expects its diluted earnings per share for the three months ended June 30, 2004 to range from $0.15 to $0.16 and its diluted earnings per share for the twelve months ended December 31, 2004 to range from $1.42 to $1.47. These projections reflect the impact of a one-time after-tax charge of $95.0 million, or $0.35 per diluted share stemming from the sale of securities in the second quarter of 2004. The Company also projected 2005 diluted earnings per share in the range of $1.65 to $1.70. The news release is attached as Exhibit 99.1 and is incorporated into this Item 12 by reference.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   July 1, 2004                            NEW YORK COMMUNITY BANCORP, INC.
---------------------------
      Date
                                           /s/ Joseph R. Ficalora
                                           -------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1            News release issued by the Company on July 1, 2004.